Exhibit 10.35

THIRD AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Third Amendment (“Amendment”) to the Amended and Restated Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Mark A. LeDoux (“Employee”), dated effective as of August 31, 2010, as amended July 1, 2013 (“Agreement”), is made and entered into effective as of July 7, 2014. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1.     Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Twenty Four Thousand Five Hundred dollars ($324,500) effective as of July, 7 2014.

3.     Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of July 7, 2014.

EMPLOYEE

/s/ Mark A. LeDoux

Mark A. LeDoux

COMPANY

Natural Alternatives International, Inc.,

a Delaware corporation

/s/ Ken Wolf

Ken Wolf, Chief Financial Officer